SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 28, 2003

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	0-24068	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.  OTHER EVENTS

On August 28, 2003, Consolidated Graphics, Inc. (the “Company”) announced that Aaron Grohs has been promoted to  Executive Vice President of Sales and Marketing.  A copy of the press release is attached hereto as Exhibit 99.1.

The attached press release may contain forward-looking information.  Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

(A)  EXHIBIT

The following exhibit is filed herewith:

99.1                           Press release of the Company dated August 28, 2003, related to the announcement that Aaron Grohs has been promoted to
Executive Vice President of Sales and Marketing.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE

REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By: /s/ G. Christopher Colville

G. CHRISTOPHER COLVILLE
EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER
AND SECRETARY

Date:  August 28, 2003